                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                          GUNTHER INTERNATIONAL LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           GUNTHER INTERNATIONAL LTD.
                               One Winnenden Road
                           Norwich, Connecticut 06360

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 18, 2003

                                   ----------

         Notice is hereby given that the 2003 Annual Meeting of Stockholders of Gunther International Ltd. will be held at the corporate office of the Company, located at One Winnenden Road, Norwich, Connecticut, on Thursday, September 18, 2003 at 10:30 a.m., local time, for the following purposes:

         (1) To elect a Board of six directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall be elected and qualified;

         (2) To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

         The Board of Directors has fixed the close of business on July 21, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's principal executive offices located at One Winnenden Road, Norwich, Connecticut 06360. All stockholders are invited to attend the Annual Meeting in person.

July 29, 2003                           By order of the Board of Directors,
Norwich, Connecticut

                                        John K. Carpenter
                                        Senior Vice President, Chief Financial
                                        Officer,
                                        Treasurer and Secretary

                             YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

                           GUNTHER INTERNATIONAL LTD.

                               ONE WINNENDEN ROAD
                           NORWICH, CONNECTICUT 06360

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Gunther International Ltd., a Delaware corporation (the "Company"), of proxies for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the corporate office of the Company located at One Winnenden Road, Norwich, Connecticut, on Thursday, September 18, 2003 at 10:30 a.m., local time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         This Proxy Statement, Notice of Meeting and accompanying Proxy Card are first being mailed to stockholders on or about July 29, 2003.

                                     GENERAL

         Only Holders of Record of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding at the close of business on July 21, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 19,428,428 shares of Common Stock were issued and outstanding. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

         The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. In the event that there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

         Assuming the presence of a quorum, the individuals nominated for election to the Board of Directors, as described in Item 1 below, will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. This means that the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, will be elected. Any other matters presented for consideration at the Annual Meeting each must be approved by the affirmative vote of a majority of the shares present, either in person or by properly executed proxy, and entitled to vote thereon, unless a higher vote is required under the applicable provisions of the Company's Restated Certificate of Incorporation, its bylaws, the laws of the State of Delaware, under whose laws the Company is incorporated, or other applicable law.

         As more fully described under the heading "Stock Ownership of Certain Beneficial Owners and Management," Gunther Partners, LLC, the members of which include two members of the Company's Board of Directors, owns of record approximately 72% of the Company's outstanding Common Stock and therefore has the voting power to approve each of the items described in this Proxy Statement.

         For purposes of determining the number of affirmative votes cast with respect to a particular matter, only those votes cast "FOR" the matter are counted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will be counted separately (as neither a vote for nor a vote against) in the tabulation of the votes cast on each of the proposals presented to stockholders. Thus, an abstention will have no effect on the outcome of the election of directors (Item 1). Brokers or other record holders or nominees ("brokers") holding shares for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. If a broker indicates on a proxy that it does not have authority to vote a customer's shares on a particular matter (so-called "broker non-votes"), the holder of such shares will still be considered present and entitled to vote for purposes of determining the presence of a quorum. However, such shares will not be considered as present and entitled to vote with respect to any matter for which the broker has not received voting instructions from the customer. As a result, these so-called "broker non-votes" will have no effect on the outcome of the voting with respect to any of the proposals described in the Proxy Statement.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote FOR the slate of nominees proposed by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute the revocation of a previously granted proxy.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

         Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. The Board of Directors' nominees are the six individuals named below. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all persons nominated for election by the holders of shares of Common Stock. Although the Board of Directors does not anticipate that such nominees will be unavailable for election, in the event of such occurrence, the proxies will be voted for such substitute, if any, as the Board of Directors may designate. Gerald Newman, who had served on the Board of Directors since 1993, resigned from the Board effective October 9, 2002. Kenneth Hickman, who has served on the Board of Directors since 1994, is retiring from the Board at the Annual Meeting.

         The following table sets forth certain information with respect to all nominees for election as directors of the Company, including those persons who currently serve in such capacity:

                                                                                                  DIRECTOR
NAME                          AGE           PRINCIPAL OCCUPATION                                    SINCE
----                          ---           --------------------                                    -----
James A. Cotter, Jr.          63            Managing Member                                         2001
                                            Capital Market Investment, LLC

Edward F. Hacker              60            Practicing CPA and Partner                              2002
                                            Hacker Johnson & Smith, PA

Steven S. Kirkpatrick         48            Senior Vice President                                   1999
                                            United States Trust Company of New York

Marc I. Perkins               58            President and Chief Executive Officer                   1998
                                            Gunther International Ltd.

Robert Spiegel                67            Private Investor                                        1998

Thomas M. Steinberg           47            President                                               1998
                                            Tisch Family Interests

         JAMES A. COTTER, JR. Mr. Cotter has been a managing member of Capital Market Investment LLC, a broker/dealer, since June 1999. Prior to that he was a Vice President of H.C. Wainwright & Co., a broker/dealer, from January 1994 until June 1999.

         EDWARD F. HACKER. Mr. Hacker is currently a practicing certified public accountant, shareholder, and President of the CPA firm Hacker Johnson & Smith, PA in Tampa, Florida, where he has been employed since 1974.

         STEVEN S. KIRKPATRICK. Mr. Kirkpatrick is a Senior Vice President of the United States Trust Company of New York, where he manages the Real Estate, Closely Held Business and Oil & Gas Departments. He joined the United States Trust Company of New York in 1986. Prior to that, he was a Financial Analyst for Schupak & Company, a merchant banking firm specializing in private placements of debt and equity securities for the leisure and hospitality industries.

         MARC I. PERKINS. Mr. Perkins has been the Chief Executive Officer of the Company since October 2, 1998 and has been the President of the Company since April 12, 1999. He was Vice Chairman of the Company from October 1998 until April 1999. Since 1995, he has also served as a registered principal of PMK Securities and Research, Inc., a securities broker-dealer and a member of the National Association of Securities Dealers, Inc. He served as the Chairman and Chief Executive Officer of Perkins Capital Advisers, Inc., a registered investment adviser, from 1992 to 1998, and the President of Crown Financial Associates, Inc., a securities broker-dealer, from 1992 to 1995. From 1987-1992, he was a Vice President and shareholder of Private Capital Management, Inc., a registered investment adviser.

         ROBERT SPIEGEL. Mr. Spiegel has been a private investor since May 1995. Prior to that, he was the Chairman and President of RJR Drug Distributors, a retail drug chain, from May 1985 to May 1995. He also served as a director of Hoenig Group until September, 2002. Mr. Spiegel has served as Chairman of the Board of the Company since June 2003.

         THOMAS M. STEINBERG. Mr. Steinberg is the President of Tisch Family Interests, a position he has held since 1997. In this capacity, he manages and supervises investments for members of the Laurence A. Tisch and Preston R. Tisch families. From 1991 to 1997, he was the Managing Director of Tisch Family Interests. He is also a Director of Catellus Development Corporation, a Delaware corporation engaged in investment activities which is listed on the New York Stock Exchange. Mr. Steinberg served as Chairman of the Board of the Company from October 1998 until June 2003.

DIRECTORS' REMUNERATION; ATTENDANCE

         The Company maintains a policy of reimbursing all directors for any reasonable travel expenses incurred in connection with their attendance at meetings.

         The Company also maintains the Gunther International Ltd. Directors' Equity Plan (the "Directors' Equity Plan"), pursuant to which each participating director receives shares of Common Stock of the Company as compensation for each quarter in which the director serves on the Board. The number of shares issued for each quarter has a value equal to $2,500, calculated based on the fair market value of the Company's Common Stock at the end of such quarter. All non-employee directors are eligible to participate in the Directors' Equity Plan. An eligible director may make an irrevocable election not to participate in the Directors' Equity Plan in any year and instead receive quarterly cash retainers (currently set at $1,250). Each of the non-management directors during fiscal 2003 filed an election not to receive shares of the Company's stock under the Directors' Equity Plan during fiscal 2004. The aggregate number of shares of Common Stock available for awards under the Directors' Equity Plan is currently set at 500,000, subject to specified adjustments in the event of changes in the number of outstanding shares of Common Stock. Commencing with fiscal 2004, in addition to the $5,000 retainer already received, directors will also receive $750 for each Board meeting attended and $500 for each Committee meeting attended (provided that no compensation will be paid in respect of a Committee meeting held on the same day as a Board meeting).

         The Board of Directors met five times during the fiscal year ended March 31, 2003 and acted by the unanimous written consent of its members on three occasions. No director attended fewer than 75% of the total number of meetings of the Board and the Committees on which such director served.

COMMITTEES OF THE BOARD

         The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Executive Compensation/Stock Option Committee.

         During fiscal 2003, the Executive Committee consisted of Messrs. Perkins, Spiegel and Steinberg. Mr. Steinberg served as Chairman of the Executive Committee. The Executive Committee is vested with all powers and authorities of the full Board of Directors, except to the extent that the Delaware General Corporation Law prohibits such powers and authorities from being delegated to, or exercised by, a committee of the full Board. The Executive Committee is authorized to act for the full Board in the management of the business and affairs of the Company. The Executive Committee did not conduct any meetings during the fiscal year ended March 31, 2003.

         During fiscal 2003, the Audit Committee consisted of Messrs. Cotter, Hickman, Kirkpatrick and Hacker, with Mr. Hickman serving as the Chairman. Upon the effectiveness of Mr. Hickman's retirement from the Board, another Board member will be appointed Chairman of the Audit Committee. The functions of the Audit Committee are set forth in the Committee's Charter, a copy of which is attached hereto as Appendix A. The primary functions of the Audit Committee are to oversee the Company's financial reporting process, to select, evaluate, and determine the terms of engagement of the Company's independent auditors, and to maintain communications among the Board of Directors, such independent auditors, and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent auditors, the adequacy of the Company's internal controls and related matters. The Audit Committee also reviews and approves any related-party transactions involving officers, directors or stockholders beneficially owning more than 10% of any class of equity security of the Company. During the fiscal year ended March 31, 2003, the Audit Committee met three times.

         During fiscal 2003, the Executive Compensation/Stock Option Committee consisted of Messrs. Kirkpatrick, Newman, Spiegel and Steinberg. Mr. Newman served on this committee until his retirement from the Company's Board of Directors on October 9, 2002. Mr. Spiegel served as Chairman of the Executive Compensation/Stock Option Committee. The function of the Executive Compensation/Stock Option Committee is to review the performance of and to fix and determine the compensation of all officers of the Company and all other employees of the Company whose annual salary level is in excess of $100,000. During the fiscal year ended March 31, 2003, the Executive Compensation/Stock Option Committee met once.

                          REPORT OF THE AUDIT COMMITTEE
                           ADDRESSING SPECIFIC MATTERS

         The role of the Audit Committee is to review, on behalf of the Board of Directors, the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. Although the Committee has the responsibility to monitor and oversee these processes, Company management is responsible for the preparation of the financial statements and the financial reporting process, and the Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on them as to their fairness in conformity with accounting principles generally accepted in the United States.

         On July 17, 2000, the Board of Directors originally adopted a written charter for the Audit Committee, which was appended to the Company's Proxy Statement for its 2000 annual meeting of stockholders. In June 2003, the Audit Committee reexamined and amended, and the Board of Directors approved, the Committee's Charter, which is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee is an "independent director" as defined in the listing standards of the Nasdaq Stock Market, Inc. Each member of the Committee also satisfies the independence standards of Section 10A(m)(3) of the Securities Exchange Act of 1934.

         In connection with the preparation and filing of the Company's audited financial statements for the fiscal year ended March 31, 2003 (the "audited financial statements"), the Audit Committee performed the following functions:

- The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors;

- The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by law or professional auditing standards, including, without limitation, Statement on Auditing Standards No. 61 (Communication With Audit Committees);

- The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company; and

- The Audit Committee reviewed and considered whether the non-audit services provided to the Company by Ernst & Young LLP are compatible with the auditors' independence.

         Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, for filing with the U.S. Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            J. Kenneth Hickman, Chairman
                                            James A. Cotter
                                            Edward F. Hacker
                                            Steven S. Kirkpatrick

                               EXECUTIVE OFFICERS

The current Executive Officers of the Company are as follows:

 Name                              Age           Position/s with the Company
 ----                              ---           ---------------------------
Marc I. Perkins                    58            President and Chief Executive Officer

John K. Carpenter                  56            Senior Vice President, Chief Financial Officer,
                                                 Treasurer and Secretary

A. Evan Haag                       54            Senior Vice President, Operations

Theodore J. Langevin               48            Senior Vice President, Design & Manufacturing

Douglas W. Cowles                  41            Senior Vice President, Mailing Systems

Per J. Hellsund                    39            President, inc.jet, Inc.

         For the biography of Mr. Perkins, see the previous section entitled "Election of Directors."

         JOHN K. CARPENTER. Mr. Carpenter has held the positions of Senior Vice President, Chief Financial Officer, Treasurer and Secretary since July 2002. Prior to joining Gunther, Mr. Carpenter had been a self-employed financial consultant since 2001. Prior to that, he had been Vice President--Administration and Controller of CGI Information Systems & Management Consultants, Inc., the U.S. outsourcing and software development subsidiary of CGI Group Inc, a Canadian information technology services firm. He served in that role from 1993-2001. Mr. Carpenter is a certified public accountant.

         A. EVAN HAAG. Mr. Haag has held the position of Senior Vice President - Operations since he joined the Company in February 2000. Prior to that, he was Director, Strategic Supply Management of Moore Corporation from October 1998 to February 2000 and Operations Manager of Moore Corporation's Systems Fabrication Research Venture from May 1996 to September 1998. From 1989 to 1995, he was Operations Vice President for Metscan, Incorporated, a manufacturer of remote data acquisition equipment for the natural gas industry.

         THEODORE J. LANGEVIN. Mr. Langevin has held the position of Senior Vice President - Design and Manufacturing since May 2001. Prior to that, he had been Director of Engineering from July 1999 until May 2001 and an electrical engineer from May 1999 until July 1999. Prior to joining the Company, Mr. Langevin was the Manager of Software Engineering at Roll Systems Inc., a manufacturer of pre- and post-processing systems for commercial laser printers, from January 1994 until May 1999.

         DOUGLAS W. COWLES. Mr. Cowles has held the position of Senior Vice President - Mailing Systems since April 2003. Prior to joining the Company, he was Vice President of Document Finishing Solutions with Bell & Howell Co. (now Bowe Bell & Howell) from 1999 to 2003, and Vice President of Marketing and Business Development with Bell & Howell Financial Services from 1993 through 1999. Prior to joining Bell and Howell, Mr. Cowles was employed by Pitney Bowes Credit Corp., most recently as manager of Planning and Development, a position he held for 4 years.

         PER J. HELLSUND. Mr. Hellsund has held the position of President of inc.jet, Inc., a wholly-owned subsidiary of the Company, since March 2001. Prior to that, he was Vice President - Operations of the Company from September 1999 until March 2001 and Director of Engineering of the Company from 1993 to 1999.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following Summary Compensation Table sets forth information concerning compensation for services in all capacities to the Company or subsidiaries of the Company for the periods indicated of (i) each person who served as the chief executive officer of the Company during the fiscal year ended March 31, 2003, and (ii) the other most highly compensated executive officers of the Company whose total salary and bonus for the fiscal year ended March 31, 2003 exceeded $100,000, for services in all capacities to the Company during such fiscal year (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             Long-Term Compensation
                                                                                       Awards
                                                                                       ------
                                               Annual compensation(1)        Restricted      Options/
                                           -----------------------------        Stock         SARs         All other
Name and Principal Position                Year    Salary($)    Bonus($)     Awards ($)        ($)      Compensation ($)
---------------------------                ----    ---------    --------     ----------        ---      ----------------
Marc I. Perkins, President and Chief       2003     $172,000           0          0                0            0
   Executive Officer                       2002     $172,000           0          0          150,000            0
                                           2001     $172,000           0          0                0            0

A. Evan Haag, Senior Vice President,
   Operations                              2003     $110,000           0          0                0            0
                                           2002     $110,000           0          0           10,000            0
                                           2001     $110,000           0          0                0            0

Jeremy H. Greshin, Senior Vice -           2003     $130,096           0          0                0            0
   President, Sales and Marketing(2)       2002     $135,000           0          0                0            0
                                           2001     $  9,865           0          0                0            0

Theodore J. Langevin, Senior               2003     $110,000           0          0                0            0
   Vice-President, Design and              2002     $108,557           0          0           10,000            0
   Manufacturing                           2001     $ 87,307           0          0            5,000            0

Per J. Hellsund,                           2003     $ 92,160    $ 25,000          0                0            0
   President, inc.jet, Inc.                2002     $ 88,950           0          0            8,500            0
                                           2001     $ 86,944           0          0                0            0

(1) Perquisites and other personal benefits are not included because they do not exceed the lesser of $50,000 or 10% of the total of base salary and annual bonus for each of the Named Executive Officers.

(2) Mr. Greshin joined the Company in February 2001 and left the Company in March 2003.

Option Exercises and Fiscal Year-End Values. The following table sets forth certain information with respect to option exercises in fiscal year 2002 by the individuals listed and unexercised options to purchase the Company's Common Stock held by the individuals listed.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                             Shares                        Number of Securities      Value of Unexercised In-the-
                            Acquired                     Underlying Unexercised        Money Options/SARs at FY-
                               on          Value         Options/SAR at FY-End(#)               End($)(1)
Name                       Exercise(#)   Realized($)   Exercisable    Unexercisable   Exercisable   Unexercisable
----                       -----------   -----------   -----------    -------------   -----------   -------------
Marc I. Perkins                 0             0          210,000         120,000           0               0
A. Evan Haag                    0             0            8,000          12,000           0               0
Jeremy H. Greshin(2)            0             0                0               0           0               0
Theodore J. Langevin            0             0            8,000          12,000           0               0
Per J. Hellsund                 0             0            8,500           8,500           0               0

----------
(1) Represents the difference between the fair market value of the Common Stock on March 31, 2003 and the exercise price.

(2)   Mr. Greshin left the company in March 2003.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                              Number of          % of Total
                              Securities        Options/SARs
                              Underlying         Granted to        Exercise or
                             Options/SARs       Employees in       Base Price
Name                         Granted (#)        Fiscal Year         ($/Sh)(1)      Expiration Date(2)
----                         -----------        -----------         ----------     -------------------
Marc Perkins                      0                  0%                N/A                 NA
A. Evan Haag                      0                  0%                N/A                 NA
Jeremy H. Greshin(3)              0                  0%                N/A                 NA
Theodore J. Langevin              0                  0%                N/A                 NA
Per J. Hellsund                   0                  0%                N/A                 NA

----------
(1) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(2) The options granted were for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(3)  Mr. Greshin left the Company in March 2003.

STOCK OPTION PLANS

         On December 13, 1993, the Company adopted the Gunther International Ltd. 1993 Stock Option Plan (the "1993 Stock Option Plan"), which authorizes the Executive Compensation/Stock Option Committee of the Board of Directors to grant to key employees and directors of the Company and subsidiaries of the Company incentive or non-qualified stock options. The 1993 Stock Option Plan also authorized the grant of non-qualified stock options to certain then-current key employees of the Company who were designated as "founders" of the Company. These options expired unexercised in December 1999. Options to purchase up to 310,000 shares of Common Stock may be granted under the 1993 Stock Option Plan. The Executive Compensation/Stock Option Committee determines the prices and terms at which options may be granted. Options may be exercisable in installments over the option period, but no options may be exercised before six months or after ten years from the date of grant.

         The purpose of the 1993 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. The exercise price of any incentive stock option granted to an eligible employee may not be less than 100% of the fair market value of the shares underlying such option on the date of grant, unless such employee owns more than 10% of the outstanding Common Stock or stock of any subsidiary or parent of the Company, in which case the exercise price of any incentive stock option may not be less than 110% of such fair market value. No option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock or stock of any subsidiary or parent of the Company, no more than five years from its date of grant. Payment for shares purchased upon exercise of any option may be in cash or in shares of the Company's Common Stock. Options are not transferable, except upon the death of the optionee. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately expire, and any options that are exercisable expire 30 days following termination of employment, if such termination is not the result of death or retirement, and one year following such termination if such termination was because of death or retirement under the provisions of any retirement plan that may be established by the Company, or with the consent of the Company. As of March 31, 2003, options covering an aggregate of 268,500 shares of Common Stock were issued and outstanding under the 1993 Stock Option Plan. The 1993 Stock Option Plan terminates on December 13, 2003.

          On February 5, 2002 the Board of Directors approved the adoption of an additional equity compensation plan for the Company, the Gunther International Ltd. 2002 Stock Option Plan (the "2002 Stock Option Plan"). The shareholders approved the 2002 Stock Option Plan at the annual meeting held on September 12, 2002.

         Like the 1993 Stock Option Plan, the purpose of the 2002 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. Options to purchase 500,000 shares of Common Stock may be granted under the 2002 Stock Option Plan. Rules governing the exercisablity of options granted under the 2002 Plan and the terms of such exercise follow the rules set forth in the preceding paragraphs describing the 1993 Stock Option Plan. As of March 31, 2003, options covering an aggregate of 158,500 shares of Common Stock were issued and outstanding under the 2002 Stock Option Plan. The 2002 Stock Option Plan terminates on February 5, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended March 31, 2003, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements except that Forms 5 were not timely filed for Messrs. Cotter, Hickman, Kirkpatrick, Steinberg, Spiegel and Hacker to reflect all shares granted during fiscal 2003 with regard to the quarterly allocations made under the Directors' Equity Plan. All such forms were subsequently filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 25, 2001, the Company entered into a Recapitalization Agreement with and among the Estate of Harold S. Geneen, a former Chairman of the Board of the Company, Gunther Partners, LLC, Park Investment Partners, Inc. and two other stockholders. Gunther Partners, LLC is a Delaware limited liability company ("Gunther Partners"), the members of which include Robert Spiegel and Thomas M. Steinberg, two of our directors, and a partnership controlled by certain members of the Tisch family. See "Item 1--Election of Directors" and "Stock Ownership of Certain Beneficial Owners and Management."

         The Recapitalization Agreement provided that the Company would effectuate a registered public offering ("Rights Offering") of up to 16,000,000 shares of its Common Stock (the "Offered Shares") to its existing stockholders by subscription right on a pro-rata basis at a subscription price of $0.50 per share. The Recapitalization Agreement obligated the Company to use the net proceeds of the offering to: (i) repay senior secured indebtedness in the total principal amount of $4.5 million owed to Gunther Partners; (ii) repay subordinated indebtedness in the total principal amount of $500,000 owed to Mr. Spiegel; (iii) repurchase subordinated indebtedness in the total principal amount of $1,851,169 originally owned by the Estate of Mr. Geneen (the "Estate") for an aggregate purchase price of $500,000; and (iv) repurchase 919,569 shares of our common stock originally owned by the Estate at a purchase price of $.15 per share, or $137,935 in the aggregate. Under the Recapitalization Agreement, the Estate agreed to sell such debt and equity to the Company for an aggregate purchase price of $637,935. In order to facilitate the timely purchase of the debt and equity held by the Estate, Gunther Partners agreed to purchase the debt and equity for our benefit. This purchase was consummated on July 25, 2001.

         The Company consummated the Rights Offering in November 2001. Following the conclusion of the Rights Offering, Gunther Partners resold the debt and equity to the Company on the same terms and conditions that were applicable to the sale from the Estate to Gunther Partners. In connection with these transactions, the Company recognized an extraordinary gain of $1.4 million on the extinguishment of debt.

         Gunther Partners subscribed for a total of 13,673,904 shares of the Company's Common Stock in the Rights Offering. As a result of the Rights Offering and subsequent acquisitions, Gunther Partners owns of record approximately 72% of the Company's outstanding Common Stock.

         In connection with the Company's October 1998 financial restructuring involving Gunther Partners, the Company granted Gunther Partners a warrant to purchase up to 35% of the pro forma, fully diluted number of shares of the Company's Common Stock, determined as of the date of exercise, at any time through November 2003 at an exercise price of $1.50 a share (2,190,390 shares at March 31, 2002). The Rights Offering had no effect on the number of shares of the Company's Common Stock into which the warrants are exercisable. In November 2000, however, the Company agreed to extend the expiration date of the warrant by one calendar day for each calendar day from and after April 1, 2001 that any principal or interest owed under debt previously issued to a Company director remained unpaid. The debt was not repaid until the consummation of the Rights Offering in November 2001. Thus, the new expiration date of the warrant is May 29, 2004.

         During the fiscal year ended March 31, 2003, the Company experienced several periods of short-term cash flow deficiency. To address these deficiencies: on July 3, August 7, September 26 and November 19, 2002 the Company borrowed $700,000, $100,000, $200,000 and $200,000, respectively, from
Robert Spiegel, a shareholder and member of the Board of Directors. These borrowings were evidenced by 8% notes payable, originally due on or before December 31, 2002. The Company repaid the $100,000 note on October 10, 2002. Prior to December 31, 2002, the Company consolidated the remaining notes aggregating $1,100,000 into a single note with an interest rate of 8% and a due date of December 31, 2003. On January 31, 2003, Mr. Spiegel assigned this note to Gunther Partners. Effective June 19, 2003, Gunther Partners extended the maturity date of this note, so it is currently due and payable on demand at any time on or after April 1, 2004, and committed to lend the Company an additional $1,000,000, if necessary, through March 31, 2004. On May 6, 2003, Mr. Spiegel loaned the Company an additional $500,000 under an 8% note due December 31, 2003. Effective June 19, 2003, Mr. Spiegel agreed to extend the maturity date of the note, so it is currently due and payable on demand at any time on or after April 1, 2004. On June 19, 2003, Mr. Spiegel loaned the Company an additional $200,000 under an 8% note due and payable on demand at any time on or after April 1, 2004. On June 30, 2003, Gunther Partners loaned the Company $2,000,000 under an 8% note due and payable on demand at any time on or after April 1, 2004.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of June 1, 2003, with the exception of the persons listed below, no person was known by the Company to own more than 5% of the outstanding Common Stock.

                                     Number of            Percent
                                    Shares(1)(2)          of Class
                                    ------------          --------
Gunther Partners, LLC(3)             13,973,904             71.9%
c/o Thomas J. Tisch
667 Madison Avenue
New York, NY  10021

Four-Fourteen Partners, LLC(4)        2,273,880             10.7%
c/o Thomas J. Tisch
667 Madison Avenue
New York, NY  10021

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

(2) Assumes that shares which the named person or group has a contractual right to acquire within 60 days have been acquired and are outstanding.

(3) Based on information set forth in Amendment No. 9 to Schedule 13D, filed on August 16, 2002 ("Amendment No. 9") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by Thomas J. Tisch. Shares shown in the table represent the shares purchased by Gunther Partners pursuant to the Company's November 2001 Rights Offering, and exclude the shares beneficially owned by Four Fourteen Partners, LLC and shares beneficially owned by Messrs. Steinberg and Spiegel, both of whom are directors of the Company and members of Gunther Partners.

(4) Based on information set forth in Amendment No. 9. Includes 494,189 shares held directly by Four-Fourteen Partners, LLC and an aggregate of 1,779,691 shares of Common Stock that may be acquired (as of March 31, 2003) upon the exercise of the stock purchase warrants which were distributed to Four-Fourteen Partners, LLC by Gunther Partners on November 17, 1998. The shares shown in the table exclude the shares of Common Stock beneficially owned by Gunther Partners and Messrs. Steinberg and Spiegel. See note 3 above and "Certain Relationships and Related Transactions."

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of June 1, 2003 by each director of the Company, each of the Named Executive Officers and the current directors and executive officers of the Company as a group.

                                    Amount of Beneficial
Name(1)                               Ownership(2)(3)           Percentage of Shares
-------                               ----------------          --------------------
James A. Cotter, Jr.(4)                    188,602                        *
Edward F. Hacker(5)                         31,674                        *
J. Kenneth Hickman(6)                      118,611                        *
Steven S. Kirkpatrick(7)                    46,642                        *
Marc I. Perkins(8)(9)                      639,300                      3.25%
Robert Spiegel (10)                        582,798                      2.93%
Thomas M. Steinberg(11)                     95,991                        *
A. Evan Haag(8)                              8,000                        *
Theodore J Langevin(8)                       8,000                        *
Per J. Hellsund(8)                           8,500                        *
Jeremy H. Greshin                                0                        *

All Directors and Executive              1,728,118                      8.60%
Officers as a group(12)

* Less than 1%.

(1) The address of each of the directors and executive officers of the Company is c/o Gunther International Ltd., One Winnenden Road, Norwich, Connecticut 06360.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

(3) Assumes that shares which the named person or group has a contractual right to acquire within 60 days have been acquired and are outstanding.

(4) Includes 54,858 shares credited to the account of Mr. Cotter under the Directors' Equity Plan.

(5) Includes 31,674 shares credited to the account of Mr. Hacker under the Directors' Equity Plan

(6) Includes 68,611 shares credited to the account of Mr. Hickman under the Directors' Equity Plan.

(7) Represents 46,642 shares credited to the account of Mr. Kirkpatrick under the Directors' Equity Plan.

(8) Includes the exercisable portion of stock options exercisable within 60 days of June 1, 2003.

(9)      Includes 429,300 shares held directly by Mr. Perkins.

(10) The shares shown as beneficially owned by Mr. Spiegel include 327,589 shares of Common Stock that may be acquired pursuant to the exercise of the stock purchase warrants which have been distributed by Gunther Partners to Mr. Spiegel, see "Certain Relationships and Related Transactions." The shares shown in the table also includes 60,000 shares of Common Stock owned directly by Mr. Spiegel, 15,500 shares owned by an IRA account maintained for Mr. Spiegel's benefit and 68,611 shares credited to the account of Mr. Spiegel under the Directors' Equity Plan. The shares shown in the table also include: (i) 40,000 shares of Common Stock held by Mr. Spiegel's wife; (ii) 1,500 shares of Common Stock held in an IRA account maintained for the benefit of Mr. Spiegel's wife; (iii) 15,000 shares of Common Stock and warrants to purchase 54,598 shares of Common Stock held by a trust of which Mr. Spiegel is a trustee. Mr. Spiegel disclaims beneficial ownership as to each of the shares and warrants described in (i) through (iii) in the preceding sentence.

(11) The shares shown as beneficially owned by Mr. Steinberg include the 27,380 shares of Common Stock that may be acquired by him pursuant to the exercise of the stock purchase warrants which have been distributed by Gunther Partners to Mr. Steinberg. The shares shown in the table also include 68,611 shares credited to the account of Mr. Steinberg under the Directors' Equity Plan.

(12) Includes an aggregate of 644,067 shares issuable upon the exercise of outstanding options, warrants or other similar rights exercisable within 60 days of June 1, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about the Company's Common Stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of March 31, 2003, including the Gunther International Ltd. 1993 Stock Option Plan, the 1999 Directors' Equity Plan, the 2002 Stock Option Plan and certain other equity compensation plans.

                                                  (a)
                                               Number of                                             (c)
                                           Securities to be                                  Number of securities
                                              issued upon                (b)                remaining available for
                                              exercise of         Weighted average          issuance under equity
                                              outstanding         exercise price of           compensation plans
Plan Category                              options, warrants    outstanding options,        (excluding securities
-------------                                  and rights         warrants and rights       reflected in column (a))
Equity compensation plans approved by
security holders(1)                             766,507                 $ .71                       543,493

Equity compensation plans not approved
by security holders(2)                          150,000                 $1.50                         N/A
                                                -------                 -----                         ---

                                 Total:         916,507                 $ .84                       543,493
                                                =======                 =====                       =======

(1) Includes 268,500 shares reserved for issuance under outstanding awards made previously pursuant to the Gunther International Ltd. 1993 Stock Option Plan, 168,500 shares reserved for issuance under outstanding awards previously made pursuant to the Gunther International Ltd 2002 Stock Option Plan, and 339,007 shares previously reserved for issuance to our directors pursuant to the 1999 Directors' Equity Plan.

(2) Includes 150,000 options previously issued to Marc I. Perkins, the Company's President and Chief Executive Officer.

                       APPOINTMENT OF INDEPENDENT AUDITORS

          The Company engaged Ernst & Young LLP as its independent auditors on November 15, 1999. The Audit Committee currently intends to reappoint Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2004, although the Audit Committee at its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. A representative of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as such representative may desire.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate fees for professional services rendered for the Company by Ernst & Young LLP in the 2003 and 2002 fiscal years were $136,350 and $171,000, respectively.

AUDIT FEES

         Ernst & Young LLP's aggregate fees for professional services rendered for the annual audit of the Company's financial statements for the fiscal year ended March 31, 2003, and for the quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $82,500. However, Ernst & Young LLP has proposed to bill the Company an additional $19,500 for additional time spent related to the annual audit of the Company's financial statements for the fiscal year ended March 31, 2003 on matters which Ernst & Young LLP believes were outside its original scope. The Audit Committee is currently discussing the status of these additional billings with Ernst & Young LLP. Ernst & Young LLP's aggregate fees for professional services rendered for the annual audit of the Company's financial statements for the fiscal year ended March 31, 2002, and for the quarterly reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $80,000.

AUDIT-RELATED FEES

         Fees for the audit of the Company's 401(k) plan charged in fiscal years 2003 and 2002 were $4,500 for each year. In addition, fees related to two special accounting matters were $7,000 in Fiscal 2003 and fees related to a registration statement and comfort letter were $50,100 in fiscal 2002.

TAX FEES

         Aggregate fees charged for tax-related services in fiscal year 2003 were $42,350. Of this amount, $32,000 related to tax return preparation and $10,350 related to other tax services. Aggregate fees for tax-related services in fiscal year 2002 were $36,250. Of this amount, $28,750 related to tax return preparation and $7,500 related to other tax services.

ALL OTHER FEES

         Ernst & Young LLP did not render any other services to the Company during either of the fiscal years 2003 and 2002.

PRE-APPROVAL POLICIES AND PROCEDURES

         During the fiscal year ended March 31, 2003, the Audit Committee approved all audit and non-audit services provided to the Company by Ernst & Young LLP. Consistent with SEC rules regarding auditor independence, the Company's Audit Committee Charter, revised in June 2003, now requires the Audit Committee to preapprove all audit services and non-audit services permitted by law and Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the "de minimis" exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Committee prior to the completion of the audit. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval is delegated must be presented to the Committee at its next scheduled meeting.

                                     ITEM 2.
                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         The Company currently expects to convene the 2004 Annual Meeting of Stockholders during August or September of 2004 (the "2004 Annual Meeting"), after the announcement of the financial results for the fiscal year ended March 31, 2004. Any proposal of a stockholder intended to be presented at the 2004 Annual Meeting must be received by the Secretary of the Company, for inclusion in the Company's proxy, Notice of Meeting and Proxy Statement relating to the 2004 Annual Meeting, on or before March 31, 2004. For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2004 Annual Meeting of Stockholders, SEC rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on June 14, 2004, and advises share owners in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on June 14, 2004. Notices of intention to present proposals at the 2004 Annual Meeting of Stockholders should be addressed to John K. Carpenter, Secretary, Gunther International Ltd., One Winnenden Road, Norwich, Connecticut 06360.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003, FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S OFFICES, LOCATED AT ONE WINNENDEN ROAD, NORWICH, CONNECTICUT 06360; ATTENTION: DAVID S. FOSTER, III.

                             ADDITIONAL INFORMATION

         The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

July 29, 2003                             By order of the Board of Directors,
Norwich, Connecticut

                                          John K.Carpenter,
                                          Senior Vice President, Chief Financial
                                          Officer,
                                          Treasurer and Secretary

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                           GUNTHER INTERNATIONAL LTD.

ORGANIZATION AND COMPOSITION

         This charter (the "Charter") governs the operations of the audit committee (the "Committee") of the Board of Directors (the "Board") of Gunther International Ltd. (the "Company"). The operation of the Committee shall be subject to the provisions of the Company's by-laws, as in effect from time to time. The Committee shall hold meetings as the Chairman or Committee deems appropriate or at the request of the Company's independent auditors. The Chairman of the Committee shall arrange with the Corporate Secretary's office for the completion and filing of an official set of minutes of each Committee meeting. The Chairman shall report to the Board from time to time and as requested by the Board.

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom: (a) shall satisfy the independence requirements of the Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934 ("Exchange Act"), and the rules and regulations of the Securities and Exchange Commission ("SEC"); and (b) be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Committee and its Chairman shall be elected annually by and serve at the discretion of the Board. All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise. To the extent reasonably feasible, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined under the rules and regulations of the SEC, as determined by the Board.

STATEMENT OF POLICY

         The Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Committee shall maintain free and open communication among the Committee, the independent auditors and management of the Company. The Committee shall have full access to all books, records, facilities, and personnel of the Company and shall have the authority to retain special legal, accounting or other consultants and to approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and to any outside consultants employed by the Committee.

RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the Committee is to oversee the Company's financial reporting process and monitor the integrity of the financial statements of the Company on behalf of the Board. The Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to demonstrate the Company's commitment to quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the Committee. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

             - The independent auditors shall report directly to the Committee. The Committee shall have the sole authority and responsibility to select, evaluate and replace the independent auditors. The Committee shall be directly responsible for approving the compensation of the independent auditors and the oversight of their work (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

             - The Committee shall annually review and evaluate the qualifications, performance and independence of the lead partner of the independent audit firm and assure regular rotation of the lead audit partner and reviewing partner and evaluate the appropriateness of rotating the independent audit firm.

             - The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the Committee at its next scheduled meeting.

             - The Committee shall review and discuss with the independent auditors the overall scope of, and plans for, their audits, and shall continually review and assess with management and the independent auditors the adequacy and effectiveness of the Company's accounting and internal controls over financial reporting, including the Company's systems to monitor and manage business risk and legal and ethical compliance matters. In addition, the Committee shall meet separately with the independent auditors, with and without management present as the Committee shall determine, to discuss the results of their examinations.

             - Prior to the filing of the Company's Quarterly Report on Form 10-QSB, the Committee shall review and discuss the interim financial statements with management and the independent auditors and discuss with the independent auditors the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. A sub-committee may be appointed to represent the entire Committee for the purposes of this review.

             - The Committee shall review and discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board and, if appropriate, take appropriate action to ensure the independence of the auditors.

             - The Committee shall review and discuss with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall also (a) review and discuss with the independent auditors the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under Statement of Auditing Standards 61 and generally accepted auditing standards, and (b) review and discuss with the independent auditors and, to the extent appropriate, management, any reports of the independent auditors required by law or professional auditing standards, including reports on: critical accounting policies and practices used in preparing the financial statements; alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and other significant written communications between the independent auditors and the management of the Company, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

             - Based upon the reviews and discussions referred to in this Charter, the Committee shall determine whether to recommend to the Board that the audited financial statements of the Company for the last fiscal year be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

             - The Committee shall review disclosures, if any, made to the Committee by the Company's CEO and CFO during their certification process for the Company's periodic reports regarding: (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

             - The Committee shall review attestations or reports by the independent auditors related to the Company's internal controls over financial reporting, and obtain from the independent auditors periodic assurances that they have found no illegal acts within the scope of Section 10A(b) of the Exchange Act, which generally requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions related thereto.

             - The Committee shall prepare and publish a Committee report for inclusion in the Company's annual Proxy Statement and provide any additional disclosures in the proxy statement or the Company's Annual Report on Form 10-KSB required to be made under SEC rules and regulations.

             - The Committee shall review and approve any "related party transactions" (as defined in SEC regulations) involving the Company and officers, directors or stockholders beneficially owning more than 10% of any class of equity security of the Company.

             - The Committee shall review and reassess the adequacy of this Charter at least annually and submit the Charter (and any recommended amendments thereto) to the Board for its approval. The Committee shall also annually review the Committee's own performance and present a report to the Board an annual performance evaluation of the Committee.

RECEIPT AND TREATMENT OF COMPLAINTS

         The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing, or other matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing, or other matters.

LIMITATION OF COMMITTEE'S ROLE

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their fair presentation in conformity with generally accepted accounting principles. The Committee's responsibility is to oversee and review these processes. The members of the Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The members of the Committee rely, without independent verification, on the information provided to the Committee and on the representations made by management and the independent auditors.

                           GUNTHER INTERNATIONAL LTD.
                               One Winnenden Road
                           Norwich, Connecticut 06360

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock, par value $.001 per share ("Common Stock"), of GUNTHER INTERNATIONAL LTD., a Delaware corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint MARC I. PERKINS and JOHN K. CARPENTER, or either of them, as proxies, with full power to act without the other and with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 18, 2003, at 10:30 a.m., local time at the corporate office of the Company, One Winnenden Road, Norwich, Connecticut 06360 and at any adjournments or postponements thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, dated July 29, 2003, and instructs its attorneys and proxies to vote as set forth on this Proxy.

    PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                (Continued and to be signed on the reverse side)

                         ANNUAL MEETING OF STOCKHOLDERS OF

                           GUNTHER INTERNATIONAL LTD.

                               SEPTEMBER 18, 2003




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.
-------------------------------------------------------------------------------



[X]
 -----------------------------------------------------------------------------
|  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.  |
|        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.      |
|          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    [X]    |
 -----------------------------------------------------------------------------

                                                         |
                                                         |
1. To elect a Board of six directors to serve            |    2. To vote with discretionary authority upon
   until the next Annual Meeting of Stockholders         |       any other business which may properly come
   or until their respective successors shall be         |       before the meeting or any postponements or
   elected and qualified:                                |       adjournments thereof.
                                                         |
                              Nominees:                  |     The shares represented by this Proxy will be voted
[ ] FOR ALL NOMINEES          [ ] James A. Cotter, Jr.   |     as specified. IF NO CHOICE IS SPECIFIED, THE PROXY
                              [ ] Edward F. Hacker       |     WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES,
[ ] WITHHOLD AUTHORITY        [ ] Steven S. Kirkpatrick  |     AND THE PROXIES ARE GIVEN DISCRETIONARY AUTHORITY TO
    FOR ALL NOMINEES          [ ] Marc I. Perkins        |     VOTE ON ANY OTHER MATTERS UPON WHICH THE UNDERSIGNED
                              [ ] Robert Spiegel         |     IS ENTITLED TO VOTE AND WHICH MAY PROPERLY COME BEFORE
[ ] FOR ALL EXCEPT            [ ] Thomas M. Steinberg    |     THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS
    (See instructions below)                             |     THEREOF. THIS PROXY CARD MUST BE PROPERLY COMPLETED,
                                                         |     SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES
                                                         |     VOTED.
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |
INSTRUCTION: To withhold authority to vote for any       |
             individual nominee(s), mark "FOR ALL        |
             EXCEPT" and fill in the circle next to      |
             each nominee you wish to withhold, as       |
             shown here:                                 |
---------------------------------------------------------
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |
                                                         |
---------------------------------------------------------|
To change the address on your account, please check      |
the box at right and indicate your new address in        |
the address space above. Please note that changes  [  ]  |
to the registered name(s) on the account may not         |
be submitted via this method.                            |
---------------------------------------------------------|
                          -----------         ---------                                -----------         ---------
Signature of Stockholder |           | Date: |         |     Signature of Stockholder |           | Date: |         |
                          -----------         ---------                                -----------         ---------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
      If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
      If signer is a partnership, please sign in partnership name by authorized person.